LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED MARCH 2, 2021 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

Shareholders are being asked to elect a new slate of Trustees of the Trust. The nominees are members of the board that oversees the Franklin Templeton family of exchange-traded funds. The Board has called a meeting of shareholders of the Trust to elect the Trustees. The meeting will be held on or about June 15, 2021, subject to any adjournment(s) or postponement(s) thereof. Shareholders of record as of the close of business on March 1, 2021 will be entitled to vote at the meeting. If approved by shareholders, the changes in Board membership will take effect on or about July 1, 2021, or promptly after the election of the nominees if the meeting is adjourned or postponed to a date after July 1, 2021. Additional information can be found in the Trust’s proxy statement.

SCHEDULE A

Fund	Ticker Symbol	Date of Statement of Additional Information

ClearBridge All Cap Growth ETF	NASDAQ: CACG	January 29, 2021
ClearBridge Dividend Strategy ESG ETF	NASDAQ: YLDE	March 31, 2020, as revised July 1, 2020
ClearBridge Large Cap Growth ESG ETF	NASDAQ: LRGE	March 31, 2020, as revised July 1, 2020
Legg Mason Global Infrastructure ETF	NASDAQ: INFR	March 1, 2021
Legg Mason International Low Volatility High Dividend ETF	CBOE BZX: LVHI	March 1, 2021
Legg Mason Low Volatility High Dividend ETF	NASDAQ: LVHD	March 1, 2021
Legg Mason Small-Cap Quality Value ETF	NASDAQ: SQLV	November 25, 2020
Western Asset Short Duration Income ETF	NASDAQ: WINC	November 25, 2020
Western Asset Total Return ETF	NASDAQ: WBND	May 1, 2020, as revised July 1, 2020

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